UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)

PMC Diversified Equity Fund (PMDEX)

Annual Report

August 31, 2012

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2012.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. Over the past year the economy has, in an uneven pattern, made some progress toward recovery from the Great Recession. While growth began to pick up at this time last year, and continued into the first quarter of 2012, the economy once again became mired in uncertainty beginning in this year’s second quarter in a scenario reminiscent of the same period last year.

There have been a number of factors that have most impacted the markets during the past year. First, aggressive monetary policy initiatives by world central banks have intensified. Domestically, for the past four years the Federal Reserve has followed a course of full-bore stimulus in an effort to satisfy its two mandates of maintaining price stability and maximizing employment. As to the former, the Fed has argued that aggressive action has been necessary in order to offset the deflationary effects of deleveraging. Typically, monetary stimulus results in high inflation as more dollars chase fewer goods. But so far inflation has remained in check. On the employment side of the ledger, job growth remains anemic, a byproduct of businesses’ unwillingness to make new hiring and investment until greater clarity is gained on the fiscal front. Worried that the economy was in danger of decelerating even further, the Fed recently announced its third round of quantitative easing (“QE3”), the anticipation of which had been bouying the markets.

Global central banks have begun to follow the Fed’s lead. After years of taking a more measured approach, the European Central Bank has become much more aggressive in coming to the aid of ailing member nations. ECB president Mario Draghi announced this summer a bond-buying program designed to support the prices of troubled sovereign debt issues of European nations, including Spain and Italy. The market reaction was swift, bringing yields down and giving confidence to equity investors.

A second factor impacting markets increasingly this year has been the looming so-called “fiscal cliff”. The fiscal cliff refers to the simultaneous expiration of the Bush tax cuts and automatic spending cuts from last year’s debt ceiling negotiations, both of which are scheduled to go into effect at year-end. Many economists believe that if the fiscal cliff is allowed to take place there will be a significant negative impact to GDP, perhaps on the order of -1.5% or more, which would push the U.S. economy to the brink of recession. Markets appear to believe that policymakers will negotiate a resolution following the elections, thereby averting a calamity. Markets could become very volatile if it becomes apparent a solution isn’t in the offing.

A third factor weighing on markets the past year has continued to be economic issues in Europe and now China. The eurozone problems have been ongoing for about four years, with little progress toward resolution until this summer when the ECB announced its bond-buying program. Spain, Italy and Greece each encountered significant problems in the past several months as a result of an inability to make debt payments. As a consequence, yields on their debt issues surged, forcing the ECB to finally step in with its initiative. While the program does not address the fundamental issues plaguing the region, it does provide some cover to enable those countries to shore up their respective fiscal situations.

China, the world’s second-largest economy, has also run into its own problems in recent months. The country’s manufacturing sector has been in a slump, which has prompted China’s central bank to lower interest rates and to initaite other means of reinvigorating growth. China’s problems in turn have affected the entire Asian region.

Total Returns as of August 31, 2012*

*Periods of Less than One-Year Are Not Annualized

Fund	Three Months	Six Months	Year to Date	One Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund	7.74%	0.48%	10.28%	9.92%	10.23%	8-26-09	1.50%
MSCI World Index	9.28%	0.21%	10.47%	8.77%	8.44%
PMC Core Fixed Income Fund	2.63%	3.24%	5.14%	6.70%	8.21%	9-28-07	1.70%
Barclays Capital Aggregate Bond Index	1.49%	2.97%	3.85%	5.78%	6.60%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For more recent performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

PMC	Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure. The Fund’s investment objective is long-term capital appreciation, and the five sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Loomis, Sayles & Company, L.P. (Large Cap Value); Delaware Management Company (Small Cap Core); Neuberger Berman Management, LLC (International ADR); and William Blair & Co., L.L.C. (Global). The Fund had generally strong performance relative to the benchmark over the twelve month period ended August 31, 2012. For the most recent three-month period, the Fund generated a return of +7.74%, slightly underperforming the +9.28% return of the MSCI World Index. For the twelve months ended August 31, 2012, the Fund generated a total return of +9.92%, outperforming the +8.77% return of the benchmark. Relative performance benefited during the twelve month period from positive stock selection in a number of industry sectors, including information technology, consumer staples and industrials. Among the detractors from performance during the year was stock selection in the financials and health care sectors. Also during the twelve month period, the Fund’s sub-advisers were able to effectively identify opportunities in the large cap, small cap and international segments of the market while maintaining a risk-controlled posture.

The primary risks to the strategies employed by the Fund’s sub-advisers primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their benchmark, the overall portfolio should track the benchmark fairly closely on a relative basis. However, if a general market decline were experienced, the sub-advisers’ fully invested strategies would incur a similar setback.

PMC	Core Fixed Income Fund

The PMC Core Fixed Income Fund performed well on both absolute and relative bases in the three- and twelve-month periods ended August 31, 2012. For the most recent three-month period, the Fund generated a return of +2.63%, outperforming the benchmark Barclays Capital U.S. Aggregate Bond Index return of +1.49%. For the twelve months ended August 31, 2012, the Fund posted a return of +6.70%, besting the benchmark return of +5.78%. The primary factor positively impacting performance during both periods for the Fund’s three sub-advisers, Neuberger Berman Fixed Income LLC, Schroder Investment Management North America Inc., and William Blair & Co., L.L.C., was an overweight to credit securities. Even though U.S. Treasury securities have performed very well in the “risk-off” environment prevalent for much of the past year, the sub-advisers have been able to identify opportunities to overweight credit securities to improve performance.

The primary risks to the strategies employed by the Fund’s sub-advisers remain the same as last year, and exist at both the macro level and in individual security selection. At the macro level, if economic growth continues to slow causing credit spreads to widen further, the Fund is likely to suffer in both absolute and relative terms due to the sub-advisers being overweight non-U.S. Treasury credits. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

While the equity market in general has advanced over the past twelve months, ongoing concerns about the looming fiscal cliff as well as foreign and domestic economic issues have caused investors to be wary. The upcoming elections may provide some clarity as to the outlook for the fiscal situation, which in turn should be a benefit to businesses as they make plans for hiring and investment.

As always, we appreciate your continued trust and confidence in the PMC Funds during these difficult times. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Envestnet	Asset Management

The views in this report were those of the Fund’s investment adviser and the Fund’s sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Funds (the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/12–8/31/12).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of ETFs or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PMC FUNDS

Expense Example Tables

(Unaudited)

	PMC Core Fixed Income Fund
	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period 3/1/12–8/31/12*
Actual	$1,000.00	$1,032.40	$5.11
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	PMC Diversified Equity Fund
	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period 3/1/12–8/31/12*
Actual	$1,000.00	$1,004.80	$7.06
Hypothetical (5% return before expenses)	1,000.00	1,018.10	7.10
*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2012 is shown below.

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Bond Index
One Year	6.70%	5.78%
Three Year	7.24%	6.51%
Since Inception (9/28/07)	8.21%	6.60%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC CORE FIXED INCOME FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2012 is shown below.

	PMC Diversified Equity Fund	MSCI World Index
One Year	9.92%	8.77%
Three Year	10.74%	8.50%
Since Inception (8/26/09)	10.23%	8.44%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC DIVERSIFIED EQUITY FUND

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 30, 2011, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012

	Principal Amount	Value
Asset Backed Securities—3.82%
Accredited Mortgage Loan Trust
2005-1, 0.589%, 04/25/2035	$80,275	$77,921
2005-3, 0.692%, 09/25/2035	148,000	111,987
2005-4, 0.449%, 12/25/2035	39,588	39,424
Aegis Asset Backed Securities Trust
2005-1, 0.786%, 03/25/2035	170,000	123,629
American Credit Acceptance Receivables Trust
1.890%, 07/15/2016	119,441	119,474
American Express Credit Account Master Trust
A, 0.387%, 03/15/2018	175,000	175,056
AmeriCredit Automobile Receivables Trust
2012-2, 0.760%, 10/08/2015	135,000	135,252
2012-1, 0.910%, 10/08/2015	170,000	170,469
CarMax Auto Owner Trust
2012-1, 0.890%, 09/15/2016	155,000	156,024
2012-2, 0.840%, 03/15/2017	85,000	85,434
Citigroup Mortgage Loan Trust, Inc.
M-1, 0.989%, 06/25/2035(a)	114,000	87,690
CNH Equipment Trust
2012-A, 1.380%, 02/15/2018	155,000	157,806
Continental Airlines 2007-1 Class A Pass Through Trust
2007-1, 5.983%, 10/19/2023	86,640	94,871
First Franklin Mortgage Loan Asset Backed Certificates
M-5, 1.817%, 01/25/2035	95,000	68,825
Fremont Home Loan Trust
2004-2, 1.165%, 07/25/2034	102,000	82,149
Golden Credit Card Trust
2012-4, 1.390%, 07/15/2019(a)	160,000	160,060
Home Equity Mortgage Trust
2004-5, 1.836%, 02/25/2035	139,943	104,163
Honda Auto Receivables Owner Trust
2012-1, 0.970%, 04/16/2018	60,000	60,714
New Century Home Equity Loan Trust
2004-3, 1.211%, 11/25/2034	163,543	145,444
Newcastle Mortgage Securities Trust
A-4, 0.524%, 03/25/2036	180,000	154,225
Nissan Auto Receivables Owner Trust
2012-A, 1.000%, 07/16/2018	120,000	122,334
RAMP Trust
2005-RZ4, 0.499%, 11/25/2035	57,242	55,411
SNAAC Auto Receivables Trust
2012-1, 1.780%, 06/15/2016(a)	47,462	47,548
Structured Asset Investment Loan Trust
2004-8, 0.786%, 09/25/2034	210,000	150,047
Structured Asset Securities Corp.
M3, 0.666%, 05/25/2035	155,000	116,175
UAL 2007-1 Pass Through Trust
Series A, 6.636%, 01/02/2024	329,767	344,607
Volvo Financial Equipment LLC
0.910%, 08/17/2015	130,000	130,519
World Omni Automobile Lease Securitization Trust
A-3, 0.930%, 11/16/2015	50,000	50,211

Total Asset Backed Securities (Cost $3,199,449)		3,327,469

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Corporate Bonds—25.76%
Administrative and Support Services—0.19%
ADT Corp.
2.250%, 07/15/2017(a)	$55,000	$55,989
3.500%, 07/15/2022(a)	105,000	109,293

		165,282

Ambulatory Health Care Services—0.17%
Laboratory Corp. of America Holdings
3.750%, 08/23/2022	110,000	114,394
Quest Diagnostics, Inc.
4.700%, 04/01/2021	30,000	33,859

		148,253

Beverage and Tobacco Product Manufacturing—1.17%
Altria Group, Inc.
2.850%, 08/09/2022	140,000	139,794
9.950%, 11/10/2038	35,000	59,965
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/2042	40,000	41,150
Constellation Brands, Inc.
4.625%, 03/01/2023	80,000	81,800
Dr. Pepper Snapple Group, Inc.
3.200%, 11/15/2021	135,000	141,019
Lorillard Tobacco Co.
2.300%, 08/21/2017	95,000	96,289
Pernod-Ricard SA
2.950%, 01/15/2017(a)	150,000	156,486
5.500%, 01/15/2042(a)	150,000	169,984
Reynolds American, Inc.
7.625%, 06/01/2016	80,000	96,415
7.250%, 06/15/2037	25,000	32,124

		1,015,026

Broadcasting (except Internet)—1.21%
CBS Corp.
4.850%, 07/01/2042	170,000	177,295
DIRECTV Holdings LLC
5.000%, 03/01/2021	30,000	33,779
DISH DBS Corp.
5.875%, 07/15/2022(a)	75,000	75,937
NBCUniversal Media LLC
5.150%, 04/30/2020	140,000	165,501
6.400%, 04/30/2040	75,000	97,524
Time Warner Cable, Inc.
6.750%, 07/01/2018	155,000	194,176
6.550%, 05/01/2037	40,000	50,105
5.500%, 09/01/2041	90,000	102,235
4.500%, 09/15/2042	80,000	79,836
Univision Communications, Inc.
7.875%, 11/01/2020(a)	75,000	80,812

		1,057,200

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Building Material and Garden Equipment and Supplies Dealers—0.03%
Lowe’s Cos., Inc.
3.800%, 11/15/2021	$20,000	$22,178

Chemical Manufacturing—0.41%
Agrium, Inc.
6.125%, 01/15/2041	45,000	56,715
Amgen, Inc.
5.150%, 11/15/2041	20,000	21,920
Gilead Sciences, Inc.
4.500%, 04/01/2021	35,000	40,116
Takeda Pharmaceutical Co. Ltd.
1.625%, 03/17/2017(a)	200,000	201,872
The Dow Chemical Co.
4.250%, 11/15/2020	15,000	16,568
The Mosaic Co.
4.875%, 11/15/2041	20,000	22,432

		359,623

Clothing and Clothing Accessories Stores—0.36%
DIRECTV Holdings LLC
2.400%, 03/15/2017	180,000	185,536
DIRECTV Holidngs LLC
5.150%, 03/15/2042	85,000	87,062
Nordstrom, Inc.
6.750%, 06/01/2014	40,000	44,203

		316,801

Computer and Electronic Product Manufacturing—1.27%
America Movil SAB de CV
3.125%, 07/16/2022	155,000	159,268
Hewlett Packard Co.
2.600%, 09/15/2017	75,000	74,332
Hewlett-Packard Co.
2.350%, 03/15/2015	125,000	126,944
4.650%, 12/09/2021	95,000	97,461
Jabil Circuit, Inc.
5.625%, 12/15/2020	80,000	86,600
L-3 Communications Corp.
3.950%, 11/15/2016	160,000	173,078
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	110,000	112,181
Thermo Fisher Scientific, Inc.
1.850%, 01/15/2018	75,000	76,304
Xerox Corp.
4.500%, 05/15/2021	190,000	199,944

		1,106,112

Credit Intermediation and Related Activities—8.79%
American Express Bank FSB
6.000%, 09/13/2017	250,000	302,972
Bank of America Corp.
5.700%, 01/24/2022	70,000	79,307
5.875%, 02/07/2042	40,000	45,550

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Bank of Montreal
2.625%, 01/25/2016(a)	$250,000	$266,567
1.950%, 01/30/2018(a)	250,000	262,027
Bank of Nova Scotia
2.150%, 08/03/2016(a)	280,000	294,473
2.550%, 01/12/2017	90,000	95,248
1.750%, 03/22/2017(a)	335,000	347,138
1.950%, 01/30/2018(a)	200,000	209,048
BBVA Banco Continental SA
5.000%, 08/29/2022	25,000	25,750
Canadian Imperial Bank of Commerce
2.750%, 01/24/2016(a)	770,000	824,340
Caterpillar Financial Services Corp.
1.375%, 05/20/2014	70,000	71,035
CIT Group, Inc.
5.000%, 05/15/2017	90,000	93,881
Citigroup, Inc.
2.650%, 03/02/2015	100,000	102,040
6.125%, 11/21/2017	160,000	184,928
Credit Suisse AG
1.625%, 03/06/2015(a)	200,000	203,119
Danske Bank A/S
3.875%, 04/14/2016(a)	200,000	204,711
ERAC USA Finance LLC
4.500%, 08/16/2021(a)	95,000	103,866
7.000%, 10/15/2037(a)	95,000	120,518
Ford Motor Credit Co. LLC
3.000%, 06/12/2017	35,000	35,168
6.625%, 08/15/2017	100,000	115,081
General Electric Capital Corp.
1.625%, 07/02/2015	150,000	152,736
5.875%, 01/14/2038	50,000	60,919
6.250%, 12/15/2049	160,000	165,938
HSBC Holdings PLC
4.000%, 03/30/2022	110,000	118,168
Hyundai Capital Services, Inc.
3.500%, 09/13/2017(a)	200,000	208,792
JPMorgan Chase & Co.
1.875%, 03/20/2015	160,000	162,862
2.000%, 08/15/2017	155,000	156,378
National Bank Of Canada
2.200%, 10/19/2016(a)	925,000	976,469
Offshore Group Investment Ltd.
11.500%, 08/01/2015	65,000	72,150
PNC Funding Corp.
3.300%, 03/08/2022	45,000	47,862
SLM Corp.
6.000%, 01/25/2017	35,000	37,188
Sumitomo Mitsui Banking Corp.
3.200%, 07/18/2022	200,000	204,300
Toyota Motor Credit Corp.
0.875%, 07/17/2015	70,000	70,470
UBS AG
2.250%, 03/30/2017(a)	260,000	268,446

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Unionbancal Corp.
3.500%, 06/18/2022	$265,000	$280,375
Wachovia Bank NA
0.666%, 11/03/2014	300,000	296,869
WEA Finance LLC
7.500%, 06/02/2014(a)	185,000	202,788
Wells Fargo & Co.
1.500%, 07/01/2015	110,000	111,777
3.500%, 03/08/2022	65,000	69,407

		7,650,661

Educational Services—0.09%
George Washinton University
3.485%, 09/15/2022	75,000	80,176

Executive, Legislative, and Other General Government Support—0.18%
Province of New Brunswick Canada
2.750%, 06/15/2018	140,000	151,249

Food Manufacturing—0.66%
HJ Heinz Co.
1.500%, 03/01/2017	105,000	106,045
2.850%, 03/01/2022	20,000	20,579
Kraft Foods Group, Inc.
1.625%, 06/04/2015(a)	70,000	71,147
3.500%, 06/06/2022(a)	45,000	47,761
6.875%, 01/26/2039(a)	40,000	55,662
5.000%, 06/04/2042(a)	90,000	102,793
Kraft Foods, Inc.
6.875%, 02/01/2038	15,000	20,609
6.875%, 01/26/2039	35,000	48,705
Tyson Foods, Inc.
4.500%, 06/15/2022	100,000	101,500

		574,801

Food Services and Drinking Places—0.04%
Yum! Brands, Inc.
6.875%, 11/15/2037	25,000	34,306

Funds, Trusts, and Other Financial Vehicles—1.18%
Boston Properties LP
3.700%, 11/15/2018	50,000	53,106
Digital Realty Trust LP
5.875%, 02/01/2020	110,000	125,083
5.250%, 03/15/2021	55,000	60,815
Entertainment Properties Trust
5.750%, 08/15/2022	155,000	156,754
Health Care REIT, Inc.
4.125%, 04/01/2019	90,000	94,780
Sabra Health Care LP
8.125%, 11/01/2018	80,000	87,400
Ventas Realty LP
4.000%, 04/30/2019	330,000	351,240
4.250%, 03/01/2022	95,000	101,770

		1,030,948

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
General Merchandise Stores—0.09%
Macy’s Retail Holdings, Inc.
6.700%, 07/15/2034	$65,000	$79,171

Health and Personal Care Stores—0.34%
Aristotle Holding, Inc.
2.650%, 02/15/2017(a)	215,000	223,598
6.125%, 11/15/2041(a)	20,000	26,148
CVS Caremark Corp.
6.125%, 09/15/2039	35,000	46,361

		296,107

Insurance Carriers and Related Activities—1.49%
Aetna, Inc.
4.500%, 05/15/2042	25,000	25,481
Berkshire Hathaway, Inc.
0.716%, 02/11/2013	290,000	290,807
CNA Financial Corp.
7.350%, 11/15/2019	55,000	66,846
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	85,000	92,920
5.125%, 04/15/2022	130,000	139,985
Humana, Inc.
7.200%, 06/15/2018	35,000	42,345
ING US
5.500%, 07/15/2022(a)	95,000	98,005
Liberty Mutual Group
6.500%, 05/01/2042(a)	55,000	59,902
Lincoln National Corp.
4.200%, 03/15/2022	55,000	57,700
MetLife, Inc.
6.817%, 08/15/2018	70,000	87,637
Prudential Financial, Inc.
5.875%, 09/15/2042	235,000	238,231
XLIT Ltd.
5.750%, 10/01/2021	80,000	92,489

		1,292,348

Machinery Manufacturing—0.26%
Case New Holland, Inc.
7.750%, 09/01/2013	75,000	79,312
General Electric Capital Corp.
2.300%, 04/27/2017	85,000	87,840
Terex Corp.
6.500%, 04/01/2020	55,000	57,750

		224,902

Management of Companies and Enterprises—1.13%
Bank of America Corp.
4.500%, 04/01/2015	100,000	106,442
6.500%, 08/01/2016	110,000	125,552
Eksportfinans ASA
3.000%, 11/17/2014	155,000	151,592
2.000%, 09/15/2015	10,000	9,282
Icahn Enterprises LP
8.000%, 01/15/2018(a)	85,000	90,950

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
JPMorgan Chase & Co.
4.250%, 10/15/2020	$70,000	$77,118
Morgan Stanley
5.625%, 09/23/2019	410,000	424,879

		985,815

Merchant Wholesalers, Durable Goods—0.13%
DIRECTV Holdings LLC
6.000%, 08/15/2040	100,000	113,453

Merchant Wholesalers, Nondurable Goods—0.50%
Alliance One International, Inc.
10.000%, 07/15/2016	70,000	71,487
Aristotle Holding, Inc.
3.500%, 11/15/2016(a)	65,000	69,820
Cardinal Health, Inc.
1.900%, 06/15/2017	25,000	25,423
Lorillard Tobacco Co.
8.125%, 06/23/2019	170,000	218,525
McKesson Corp.
7.500%, 02/15/2019	35,000	45,383

		430,638

Mining (except Oil and Gas)—0.75%
FMG Resources August 2006 Pty Ltd.
6.000%, 04/01/2017(a)	80,000	75,800
Freeport-McMoRan Copper & Gold, Inc.
2.150%, 03/01/2017	45,000	45,460
3.550%, 03/01/2022	40,000	39,818
Newmont Mining Corp.
6.250%, 10/01/2039	15,000	18,038
4.875%, 03/15/2042	85,000	87,451
Rio Tinto Finance USA PLC
1.625%, 08/21/2017	95,000	95,153
3.500%, 03/22/2022	85,000	89,150
2.875%, 08/21/2022	65,000	64,101
Southern Copper Corp.
6.750%, 04/16/2040	45,000	52,768
Teck Resources Ltd.
6.250%, 07/15/2041	80,000	88,723

		656,462

Miscellaneous Store Retailers—0.11%
Sally Holdings LLC
5.750%, 06/01/2022	90,000	97,313

Motion Picture and Sound Recording Industries—0.21%
Time Warner, Inc.
6.100%, 07/15/2040	80,000	97,980
5.375%, 10/15/2041	35,000	40,115
4.900%, 06/15/2042	40,000	43,565

		181,660

Nonmetallic Mineral Product Manufacturing—0.12%
Reynolds Group Issuer, Inc.
7.125%, 04/15/2019	100,000	108,250

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Oil and Gas Extraction—0.63%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	$140,000	$162,041
Chesapeake Oilfield Operating LLC
6.625%, 11/15/2019(a)	100,000	96,500
Encana Corp.
5.900%, 12/01/2017	55,000	64,532
Enterprise Products Operating LLC
6.125%, 10/15/2039	25,000	29,812
5.950%, 02/01/2041	55,000	65,404
Noble Energy, Inc.
4.150%, 12/15/2021	85,000	92,069
Pioneer Natural Resources Co.
3.950%, 07/15/2022	40,000	41,699

		552,057

Pipeline Transportation—0.16%
El Paso Pipeline Partners Operating Co. LLC
6.500%, 04/01/2020	80,000	94,710
Kinder Morgan Energy Partners LP
6.500%, 09/01/2039	35,000	42,127

		136,837

Professional, Scientific, and Technical Services—0.15%
DuPont Fabros Technology LP
8.500%, 12/15/2017	75,000	83,250
Vivendi SA
4.750%, 04/12/2022(a)	45,000	45,496

		128,746

Publishing Industries (except Internet)—0.12%
UBM PLC
5.750%, 11/03/2020(a)	100,000	104,037

Rail Transportation—0.21%
Burlington Northern Santa Fe LLC
3.050%, 09/01/2022	45,000	46,509
4.400%, 03/15/2042	130,000	137,220

		183,729

Real Estate—0.08%
Willis Group Holdings PLC
5.750%, 03/15/2021	65,000	72,714

Rental and Leasing Services—0.20%
Avis Budget Car Rental LLC
8.250%, 01/15/2019	80,000	86,800
Rent-A-Center, Inc.
6.625%, 11/15/2020	80,000	86,600

		173,400

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.94%
Blackstone Holdings Finance Co. LLC
4.750%, 02/15/2023(a)	70,000	72,109
Goldman Sachs Group, Inc.
3.300%, 05/03/2015	165,000	170,445
5.750%, 01/24/2022	190,000	210,043

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Morgan Stanley
6.375%, 07/24/2042	$75,000	$76,235
Prudential Financial, Inc.
3.875%, 01/14/2015	135,000	143,238
4.750%, 09/17/2015	65,000	71,422
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037	75,000	78,328

		821,820

Specialty Trade Contractors—0.63%
Bank Nederlandse Gemeenten
1.375%, 03/23/2015(a)	180,000	182,130
Nederlandse Waterschapsbank NV
1.375%, 05/16/2014(a)	365,000	368,636

		550,766

Support Activities for Mining—0.05%
Ensco PLC
4.700%, 03/15/2021	35,000	39,342

Support Activities for Transportation—0.28%
Vale Overseas Ltd.
4.375%, 01/11/2022	235,000	242,021

Telecommunications—0.60%
AT&T, Inc.
6.550%, 02/15/2039	70,000	94,297
Deutsche Telekom International Finance BV
4.875%, 03/06/2042(a)	50,000	53,540
France Telecom SA
5.375%, 01/13/2042	30,000	34,947
Qwest Corp.
6.750%, 12/01/2021	170,000	200,931
Telefonica Emisiones SAU
5.462%, 02/16/2021	15,000	13,838
Verizon Communications, Inc.
3.500%, 11/01/2021	115,000	126,759

		524,312

Transportation Equipment Manufacturing—0.22%
American Axle & Manufacturing, Inc.
7.750%, 11/15/2019	85,000	93,394
Lockheed Martin Corp.
3.350%, 09/15/2021	45,000	47,636
United Technologies Corp.
4.500%, 06/01/2042	45,000	51,350

		192,380

Utilities—0.62%
Atmos Energy Corp.
8.500%, 03/15/2019	60,000	80,321
Duke Energy Corp.
1.625%, 08/15/2017	65,000	65,259
Exelon Generation Co. LLC
4.000%, 10/01/2020	235,000	248,495

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Noble Energy, Inc.
6.000%, 03/01/2041	$40,000	$49,342
Pacific Gas & Electric Co.
3.750%, 08/15/2042	100,000	99,250

		542,667

Total Corporate Bonds (Cost $21,131,782)		22,443,563

Foreign Bonds—1.44%
Air Canada
9.250%, 08/01/2015(a)	80,000	82,200
ArcelorMittal
6.125%, 06/01/2018	445,000	442,190
Barclays Bank PLC
6.750%, 05/22/2019	100,000	117,278
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	35,000	51,718
Swedbank Hypotek AB
0.759%, 03/28/2014(a)	200,000	199,781
Teck Resources Ltd.
10.750%, 05/15/2019	30,000	36,495
Telecom Italia Capital SA
6.175%, 06/18/2014	100,000	103,250
Westpac Banking Corp.
1.900%, 12/14/2012(a)	105,000	105,418
WPP Finance UK
8.000%, 09/15/2014	100,000	112,267

Total Foreign Bonds (Cost $1,217,232)		1,250,597

Foreign Government Agency Issues—0.70%
Caisse Centrale Desjardins du Quebec
1.600%, 03/06/2017(a)	390,000	401,277
Petroleos Mexicanos
4.875%, 01/24/2022(a)	105,000	117,863
Province of Manitoba Canada
9.625%, 12/01/2018	60,000	86,944

Total Foreign Government Agency Issues (Cost $589,741)		606,084

Foreign Government Notes/Bonds—0.17%
Suncor Energy, Inc.
6.500%, 06/15/2038	110,000	145,970

Total Foreign Government Notes/Bonds (Cost $143,184)		145,970

Mortgage Backed Securities—13.44%
Americold LLC Trust
2010-ART, 4.954%, 01/14/2021(a)	165,000	192,548
Banc of America Merrill Lynch Commercial Mortgage, Inc.
2006-6, 5.356%, 10/10/2045	150,000	170,628
2007-1, 5.451%, 01/15/2049	200,000	230,468
2007-3, 5.633%, 06/10/2049	50,000	57,476
BCAP LLC Trust
2010-RR7, 5.000%, 04/28/2020(a)	23,390	24,142
Bear Stearns Commerical Mortgage Securities
A-4, 5.331%, 02/11/2044	70,000	76,531

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp.
2005-C2, 4.832%, 04/15/2037	$200,000	$216,848
2002-CK2, 6.133%, 04/15/2037	2,136	2,144
CW Capital Cobalt Ltd.
2007-C3, 6.015%, 05/15/2046	260,000	298,942
DBUBS Mortgage Trust
2011-LC1, 3.742%, 11/13/2046(a)	48,426	52,629
Deutsche Bank Commercial Mortgage Trust
TRUST, 5.322%, 12/11/2049	200,000	226,563
Extended Stay America Trust
A, 2.951%, 11/05/2015(a)	469,106	474,266
Fannie Mae Pool
3.500%, 11/01/2025	54,330	58,333
3.500%, 02/01/2026	269,656	291,044
5.000%, 03/01/2030	107,369	117,513
5.000%, 06/01/2033	91,119	100,354
5.000%, 11/01/2033	55,213	60,809
5.000%, 08/01/2034	296,360	326,080
5.000%, 11/01/2034	48,264	53,050
6.000%, 05/01/2036	282,919	312,489
6.218%, 09/01/2036	131,981	144,051
5.500%, 12/01/2037	36,243	39,769
5.000%, 02/01/2038	140,524	154,020
5.000%, 01/01/2039	47,447	51,826
4.500%, 08/01/2040	33,755	36,644
4.500%, 09/01/2040	3,712	4,029
5.000%, 04/01/2041	98,073	107,124
4.500%, 07/01/2041	136,050	147,947
4.500%, 09/01/2041	232,253	252,562
4.000%, 10/01/2041	159,248	167,449
4.500%, 10/01/2041	150,848	164,039
4.500%, 10/01/2041	23,910	26,001
4.500%, 11/01/2041	78,719	85,603
3.411%, 01/01/2042	255,087	271,004
4.000%, 01/01/2042	249,868	268,279
Fannie Mae REMICS
2011-127, 5.500%, 12/25/2026	218,766	18,764
2011-24, 8.429%, 04/25/2041	93,262	95,223
2012-35, 4.000%, 04/25/2042	172,484	173,558
Freddie Mac Gold Pool
3.500%, 09/01/2026	153,849	164,509
3.500%, 09/01/2026	127,262	136,080
5.500%, 12/01/2027	31,109	34,036
5.000%, 02/01/2035	22,197	24,266
5.000%, 08/01/2035	17,947	19,547
5.500%, 09/01/2037	15,491	16,942
5.500%, 09/01/2038	210,688	230,219
5.000%, 02/01/2039	109,194	118,451
4.500%, 12/01/2039	233,481	251,413
4.500%, 04/01/2041	125,920	136,378
4.500%, 05/01/2041	69,285	75,040
5.000%, 05/01/2041	87,299	95,573
4.500%, 07/01/2041	236,934	256,612
4.500%, 07/01/2041	202,472	219,288

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Freddie Mac Non Gold Pool
3.801%, 07/01/2041	$115,403	$122,621
Freddie Mac REMICS
2.124%, 06/15/2015(b)	579,502	19,114
5.911%, 05/15/2025	181,344	28,755
6.360%, 11/15/2040	1,457,946	235,087
8.403%, 02/15/2041	137,952	140,468
4.500%, 03/15/2041	160,000	182,112
Ginnie Mae II Pool
2003-AR1, 4.573%, 10/19/2033	129,517	135,151
Government National Mortgage Association
2012-65, 3.500%, 03/20/2036	162,807	175,425
2012-07, 3.500%, 04/20/2036	115,829	123,890
2011-35, 4.500%, 12/16/2037	350,233	30,831
2010-84, 4.500%, 11/20/2038	215,000	245,551
2009-44, 1.289%, 06/16/2039	82,248	84,135
2011-71, 4.500%, 06/20/2039(b)	607,323	56,499
2012-53, 1.085%, 03/16/2047	1,411,279	109,603
2012-70, 0.961%, 08/16/2052	866,906	60,554
Greenwich Capital Commercial Funding Corp.
2007-GG9, 5.444%, 03/10/2039	125,000	142,164
GS Mortgage Securities Corp. II
2006-GG8, 5.560%, 11/14/2039	35,000	40,550
2007-GG10, 5.805%, 08/10/2045	110,000	124,881
Impac CMB Trust
2004-10, 0.583%, 03/25/2035	28,627	29,128
2005-4, 0.642%, 05/25/2035	75,366	68,732
2005-6, 0.586%, 10/25/2035	89,944	86,542
Impac Secured Assets CMN Owner Trust
2006-2, 0.589%, 08/25/2036	60,903	61,591
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CIBC18, 5.440%, 06/12/2047	225,000	258,275
Series 2007-LDP12, 5.882%, 02/15/2051	235,000	276,439
LB-UBS Commercial Mortgage Trust
Series 2002-C7, 4.960%, 12/15/2031	58,630	59,018
Master Adjustable Rate Mortgages Trust
2004-14, 0.876%, 01/25/2035	63,895	58,172
Merrill Lynch/Countrywide Commercial Mortgage Trust
2007-5, 5.378%, 08/12/2048	175,000	194,324
Merrill Lynch/Countrywide Commerical Mortgage Trust
Series 2007-8, 6.163%, 08/12/2049	100,000	114,496
Morgan Stanley Capital I, Inc.
A-4, 5.150%, 06/13/2041	329,531	338,368
A-2, 5.610%, 04/15/2049	40,045	42,308
Sequoia Mortgage Trust
2012-1, 2.865%, 01/25/2042	175,606	181,740
Wachovia Bank Commercial Mortgage Trust
2007-C31, 5.509%, 04/15/2047	200,000	227,758
Series 2007-C32, 5.933%, 06/15/2049	175,000	199,415
Wells Fargo Mortgage Backed Securities Trust
2004-1, 5.500%, 02/25/2034	63,631	64,283
2006-16, 5.000%, 11/25/2036	63,625	66,333

Total Mortgage Backed Securities (Cost $11,163,765)		11,713,416

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
U.S. Government Agency Issues—22.37%
Fannie Mae
2.500%, 09/15/2027	$135,000	$140,273
5.500%, 09/01/2037	100,000	109,719
4.000%, 09/01/2040	1,285,000	1,377,962
3.500%, 09/15/2041	1,300,000	1,378,609
Fannie Mae Pool
5.000%, 12/01/2021	178,866	194,758
4.000%, 03/01/2025	679,699	727,992
5.500%, 10/01/2035	487,232	538,288
5.500%, 10/01/2035	114,810	126,697
6.000%, 09/01/2036	29,723	32,830
6.000%, 03/01/2037	299,663	330,982
6.000%, 03/01/2037	186,428	205,912
5.500%, 09/01/2037	21,987	24,127
5.000%, 05/01/2038	11,323	12,368
6.000%, 05/01/2038	78,283	86,465
6.000%, 05/01/2038	268,728	296,962
5.000%, 06/01/2038	288,558	315,189
5.000%, 09/01/2038	21,693	23,695
Fannie Mae REMICS
2008-2, 5.000%, 07/25/2037	55,149	60,462
Federal Home Loan Banks
5.500%, 07/15/2036	70,000	98,422
Freddie Mac
2.500%, 09/15/2027	1,010,000	1,048,191
3.000%, 09/15/2027	1,875,000	1,970,801
4.000%, 09/15/2040	2,970,000	3,177,436
3.500%, 09/15/2042	930,000	984,202
3.500%, 10/15/2042	115,000	121,451
Freddie Mac Gold Pool
5.000%, 04/01/2023	9,309	10,069
5.500%, 05/01/2035	170,965	187,882
5.500%, 10/01/2037	11,786	12,889
5.500%, 02/01/2038	15,340	16,777
5.500%, 02/01/2038	88,408	96,603
5.500%, 07/01/2038	99,688	108,929
5.500%, 07/01/2038	42,709	46,668
5.500%, 10/01/2038	92,344	102,175
6.000%, 10/01/2038	32,643	35,884
Freddie Mac Non Gold Pool
5.778%, 05/01/2036	216,333	233,336
5.548%, 11/01/2036	63,392	67,535
5.314%, 02/01/2037	94,492	101,229
Ginne Mae
2.000%, 09/15/2042	90,000	93,375
Ginnie Mae
3.000%, 09/15/2042	1,330,000	1,396,708
3.500%, 09/15/2042	2,527,500	2,732,860
Ginnie Mae II Pool
5.000%, 05/20/2030	63,013	70,747
6.000%, 10/20/2032	10,567	12,045
5.500%, 02/20/2034	105,274	118,719
6.000%, 06/20/2035	37,482	42,655

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
4.000%, 05/20/2041	$51,466	$55,185
3.000%, 07/20/2041	83,718	89,139
4.000%, 07/20/2041	213,944	229,296
4.500%, 07/20/2041	54,830	60,901
4.000%, 03/20/2042	44,872	49,413
Government National Mortgage Association
2010-41, 4.500%, 06/20/2033(b)	150,920	8,546
2009-45, 5.000%, 12/20/2033	126,283	131,487

Total U.S. Government Agency Issues (Cost $19,143,521)		19,494,845

U.S. Treasury Obligations—8.50%
United States Treasury Inflation Indexed Bonds—2.34%
2.375%, 01/15/2017	1,251,879	1,464,503
1.125%, 01/15/2021	73,432	85,944
2.000%, 01/15/2026	375,762	489,342

		2,039,789

U.S. Treasury Notes/Bonds—6.16%
0.375%, 07/31/2013	2,000,000	2,003,828
0.250%, 01/31/2014	285,000	285,212
2.375%, 10/31/2014	955,000	998,796
0.250%, 07/15/2015	175,000	174,850
3.625%, 08/15/2019	320,000	377,325
1.750%, 05/15/2022	535,000	545,951
1.625%, 08/15/2022	75,000	75,445
6.875%, 08/15/2025	95,000	149,729
4.500%, 02/15/2036	365,000	498,111
3.125%, 11/15/2041	160,000	175,375
3.125%, 02/15/2042	45,000	49,275
3.000%, 05/15/2042	30,000	32,044

		5,365,941

Total U.S. Treasury Obligations (Cost $7,144,938)		7,405,730

Municipal Bonds—0.29%
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	80,000	93,682
State of California
7.550%, 04/01/2039	25,000	33,498
University of North Carolina at Chapel Hill
3.596%, 12/01/2033	120,000	122,408

Total Municipal Bonds (Cost $237,878)		249,588

	Shares
Exchange-Traded Funds—19.22%
iShares Barclays Intermediate Credit Bond Fund	29,838	3,315,598
iShares Barclays MBS Bond Fund	39,680	4,326,310
iShares iBoxx Investment Grade Corporate Bond Fund	15,673	1,893,769
SPDR Barclays Capital High Yield Bond ETF	171,990	6,903,679
WisdomTree Emerging Markets Local Debt Fund	6,048	310,807

Total Exchange-Traded Funds (Cost $16,078,745)		16,750,163

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Short-Term Investments—17.91%
Money Market Funds—11.03%
AIM STIC Prime Portfolio	$595,682	$595,682
AIM STITT—Treasury Portfolio	1,746,855	1,746,854
Fidelity Institutional Government Portfolio	4,016,248	4,016,248
First American Treasury Obligations Fund	1,625,000	1,625,000
First American Government Obligations Fund	1,625,000	1,625,000

Total Money Market Funds (Cost $9,608,784)		9,608,784

U.S. Treasury Bills—6.88%
0.137%, 02/28/2013	4,500,000	4,497,124
0.174%, 08/22/2013	1,500,000	1,497,731

Total U.S. Treasury Bills (Cost $5,994,437)		5,994,855

Total Short-Term Investments (Cost $15,603,221)		15,603,639

Total Investments (Cost $95,653,456)—113.62%		98,991,064
Liabilities in Excess of Other Assets—(13.62)%		(11,864,268)

Total Net Assets—100.00%		$87,126,796

Percentages are stated as a percent of net assets.

(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid, using procedures established by the Board of Trustees.
(b)	The Adviser has determined these securities to be illiquid. The total value of illiquid securities at August 31, 2012 was $84,159, comprising 0.10% of net assets.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2012

Description	Number of Contracts Sold	Settlement Month	Unrealized Appreciation (Depreciation)
90 Day Euro Dollar	53	Dec. 2012	($26,957)
Euro Bond Future	3	Sep. 2012	(2,381)
U.S. 5 Year Note Future	38	Dec. 2012	(19,953)

Total Futures Contracts Sold			($49,291)

Canadian 10 Year Bond Future	5	Dec. 2012	$1,759
Long Gilt Future	3	Dec. 2012	(195)
U.S. 10 Year Note Future	11	Dec. 2012	7,594
U.S. 2 Year Note Future	17	Dec. 2012	2,363
U.S. Long Bond Future	2	Dec. 2012	3,528
U.S. Ultra Long Term Bond Future	9	Dec. 2012	22,626

Total Futures Contracts Purchased			$37,675

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012

	Shares	Value
COMMON STOCKS—76.96%
Accommodation—0.26%
Marriott International, Inc.	6,300	$237,384

Administration of Human Resource Programs—0.04%
WageWorks, Inc.(a)	1,935	33,011

Administrative and Support Services—0.98%
Dun & Bradstreet Corp.	1,600	129,520
Experian PLC—ADR	23,480	372,627
Kforce, Inc.(a)	9,725	113,977
Liquidity Services, Inc.(a)	2,290	119,973
OpenTable, Inc.(a)	1,795	76,198
WNS Holdings Ltd—ADR(a)	6,500	67,470

		879,765

Air Transportation—0.15%
Bristow Group, Inc.	2,930	137,388

Ambulatory Health Care Services—0.21%
Air Methods Corp.(a)	1,620	188,795

Amusement, Gambling, and Recreation Industries—0.51%
Bally Technologies, Inc.(a)	1,475	65,328
Las Vegas Sands Corp.	5,180	219,579
Walt Disney Co.	3,550	175,619

		460,526

Apparel Manufacturing—0.35%
G-III Apparel Group Ltd.(a)	4,525	143,624
Jones Group, Inc.	3,420	43,331
Perry Ellis International, Inc.(a)	6,080	125,370

		312,325

Beverage and Tobacco Product Manufacturing—2.35%
Anheuser-Busch InBev NV—ADR	3,555	299,260
Coca-Cola Co.	4,850	181,390
Coca-Cola Enterprises, Inc.	9,124	269,432
PepsiCo, Inc.	6,320	457,757
Pernod-Ricard SA—ADR	11,595	249,293
Philip Morris International, Inc.	7,383	659,302

		2,116,434

Broadcasting (except Internet)—1.50%
CBS Corp.	4,492	163,239
Comcast Corp.	10,240	343,347
DIRECTV(a)	3,098	161,375
Jupiter Telecommunications Co. Ltd.—ADR(a)	45,900	472,311
Liberty Interactive Corp.(a)	11,615	211,858
Liberty Ventures(a)	1	34

		1,352,164

Building Material and Garden Equipment and Supplies Dealers—0.50%
Home Depot, Inc.	3,150	178,763
Lowe’s Cos., Inc.	6,239	177,687
Titan Machinery, Inc.(a)	4,210	97,041

		453,491

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Chemical Manufacturing—8.27%
Abbott Laboratories	5,400	$353,916
Acorda Therapeutics, Inc.(a)	4,240	96,884
Air Products & Chemicals, Inc.	1,993	164,582
Alkermes PLC(a)(b)	9,890	181,482
Allergan, Inc.	2,100	180,873
Arkema SA—ADR	3,125	268,063
Bristol-Myers Squibb Co.	5,638	186,110
CF Industries Holdings, Inc.	950	196,660
Church & Dwight, Inc.	2,570	140,682
CSL Ltd.—ADR	10,050	230,346
Eli Lilly & Co.	6,365	285,852
Forest Laboratories, Inc.(a)	5,900	204,671
Fresenius Medical Care AG & Co., KGaA—ADR	5,350	383,970
Incyte Corp. Ltd.(a)	4,530	90,645
Innophos Holdings, Inc.	2,135	100,964
Intermune, Inc.(a)	6,750	49,748
L’Oreal SA—ADR	8,410	205,625
Medicis Pharmaceutical Corp.	3,720	117,403
Merck & Co., Inc.	9,486	408,372
Monsanto Co.	3,850	335,373
Novartis AG—ADR	4,625	272,921
Novo Nordisk A/S—ADR	1,855	291,439
Pfizer, Inc.	20,977	500,511
PPG Industries, Inc.	855	94,067
Prestige Brands Holdings, Inc.(a)	5,110	82,067
Procter & Gamble Co.	3,118	209,497
Quidel Corp.(a)	7,345	119,283
Roche Holding AG—ADR	11,100	505,050
Sanofi—ADR	6,651	272,358
Shuffle Master, Inc.(a)	10,485	159,057
Sociedad Quimica y Minera de Chile SA—ADR	3,555	219,130
Spectrum Pharmaceuticals, Inc.(a)	10,185	121,813
TPC Group, Inc.(a)	1,995	81,855
United Therapeutics Corp.(a)	2,720	147,206
Warner Chilcott PLC(a)(b)	5,850	79,677
West Pharmaceutical Services, Inc.	2,530	119,796

		7,457,948

Clothing and Clothing Accessories Stores—0.66%
Dillard’s, Inc.	1,180	88,594
DSW, Inc.	1,950	125,814
Express, Inc.(a)	3,400	53,074
Jos A Bank Clothiers, Inc.(a)	3,330	160,406
TJX Cos., Inc.	3,700	169,424

		597,312

Computer and Electronic Product Manufacturing—8.20%
ADTRAN, Inc.	4,340	88,059
Agilent Technologies, Inc.	7,050	261,978
Alcatel-Lucent—ADR(a)	137,780	155,691
Amkor Technology, Inc.(a)	16,755	78,581
Apple, Inc.	2,861	1,903,251
Applied Micro Circuits Corp.(a)	15,320	78,285
Cepheid, Inc.(a)	1,175	44,345

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Cirrus Logic, Inc.(a)	2,885	$120,218
Cisco Systems, Inc.	25,558	487,646
Danaher Corp.	2,700	144,639
Dell, Inc.(a)	9,920	105,053
Diebold, Inc.	1,950	63,531
Dolby Laboratories, Inc.(a)	2,570	85,273
EMC Corp.(a)	11,050	290,505
FARO Technologies, Inc.(a)	3,660	144,387
Intel Corp.	3,950	98,079
International Business Machines Corp.	3,705	721,918
IXYS Corp.(a)	9,220	89,711
LSI Corporation(a)	19,510	151,983
Mettler-Toledo International, Inc.(a)	900	148,599
Motorola Solutions, Inc.	7,127	339,673
NETGEAR, Inc.(a)	2,945	107,699
Northrop Grumman Corp.	4,044	270,502
Plantronics, Inc.	2,820	100,561
QUALCOMM, Inc.	1,290	79,283
ResMed, Inc.(a)	3,810	143,142
Rofin-Sinar Technologies, Inc.(a)	4,175	90,723
Semtech Corp.(a)	5,495	134,737
St. Jude Medical, Inc.	4,240	160,102
Telefonaktiebolaget LM Ericsson—ADR(a)	28,250	262,725
Texas Instruments, Inc.	7,165	208,071
Thoratec Corp.(a)	1,450	49,141
ViaSat, Inc.(a)	2,235	86,495
Xilinx, Inc.	3,300	111,903

		7,406,489

Couriers and Messengers—0.44%
FedEx Corp.	1,250	109,538
United Parcel Service, Inc.	3,895	287,490

		397,028

Credit Intermediation and Related Activities—6.24%
Ameriprise Financial, Inc.	4,635	254,508
Bank of America Corp.	19,364	154,718
Bank of Nova Scotia(b)	2,475	131,249
BBCN Bancorp, Inc.(a)	7,395	92,585
Citigroup, Inc.	8,693	258,269
Credit Suisse Group AG—ADR	4,640	89,366
Discover Financial Services	15,499	600,276
Fifth Third Bancorp	17,618	266,737
Flushing Financial Corp.	8,355	127,330
Home Bancshares, Inc.	3,830	120,683
Independent Bank Corp.	3,785	110,371
JPMorgan Chase & Co.	11,495	426,923
Nordea Bank AB—ADR	29,270	274,260
PNC Financial Services Group, Inc.	4,754	295,509
Prosperity Bancshares, Inc.	3,165	133,247
Sberbank of Russia—ADR	11,400	131,556
Shinhan Financial Group Co. Ltd.—ADR	2,695	169,408
State Street Corp.	8,182	340,371
Susquehanna Bancshares, Inc.	13,365	140,466
Texas Capital Bancshares, Inc.(a)	2,040	93,881

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Trustmark Corp.	4,530	$107,316
United Overseas Bank Ltd.—ADR	7,635	235,540
US Bancorp	5,904	197,253
Visa, Inc.	2,840	364,230
Webster Financial Corp.	6,005	127,786
Wells Fargo & Co.	11,395	387,772

		5,631,610

Data Processing, Hosting and Related Services—0.63%
AOL, Inc.(a)	4,901	165,017
ExlService Holdings, Inc.(a)	2,455	63,265
Fiserv, Inc.(a)	3,285	234,253
InterXion Holding NV(a)(b)	5,595	106,809

		569,344

Educational Services—0.08%
Greenway Medical Technologies(a)	4,580	68,975

Electrical Equipment, Appliance, and Component Manufacturing—0.34%
Schneider Electric SA—ADR	24,725	309,557

Electronics and Appliance Stores—0.13%
GameStop Corp.	6,330	120,776

Fabricated Metal Product Manufacturing—0.62%
Chart Industries, Inc.(a)	2,145	149,721
Lincoln Electronic Holdings, Inc.	2,550	105,188
Stanley Black & Decker, Inc.	3,145	206,878
Timken Co.	2,430	97,589

		559,376

Food and Beverage Stores—0.81%
Casey’s General Stores, Inc.	3,085	174,457
Koninklijke Ahold NV—ADR	25,600	313,343
Kroger Co.	10,910	243,075

		730,875

Food Manufacturing—2.08%
Archer-Daniels-Midland Co.	4,550	121,713
Givaudan SA—ADR	18,135	339,850
HJ Heinz Co.	1,950	108,654
Hormel Foods Corp.	2,900	83,288
J&J Snack Foods Corp.	2,210	126,191
Kraft Foods, Inc.	2,900	120,437
Nestle SA—ADR	4,500	280,395
Smithfield Foods, Inc.(a)	6,860	132,535
Unilever NV—ADR	16,130	561,001

		1,874,064

Food Services and Drinking Places—1.79%
AFC Enterprises, Inc.(a)	6,655	159,853
Brinker International, Inc.	5,490	189,185
Buffalo Wild Wings, Inc.(a)	1,280	98,278
CEC Entertainment, Inc.	2,905	86,308
Cheesecake Factory, Inc.	2,940	97,637
Jack in the Box, Inc.(a)	5,200	135,668
McDonald’s Corp.	2,615	234,017
Panera Bread Co.(a)	1,500	232,350
Sodexo—ADR	4,805	378,874

		1,612,170

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Forestry and Logging—0.26%
Weyerhaeuser Co.	9,458	$235,599

Furniture and Home Furnishings Stores—0.11%
Bed Bath & Beyond, Inc.(a)	1,500	100,755

Gasoline Stations—0.15%
Susser Holdings Corp.(a)	3,985	135,570

General Merchandise Stores—1.35%
Costco Wholesale Corp.	1,365	133,593
Kohl’s Corp.	1,200	62,640
O’Reilly Automotive, Inc.(a)	3,200	271,840
Target Corp.	3,546	227,263
TESCO PLC—ADR	17,645	284,260
Wal-Mart Stores, Inc.	3,259	236,603

		1,216,199

Health and Personal Care Stores—0.49%
CVS Caremark Corp.	9,705	442,063

Heavy and Civil Engineering Construction—0.24%
Granite Construction, Inc.	3,580	98,701
MYR Group, Inc.(a)	5,735	116,650

		215,351

Hospitals—0.31%
HCA Holdings, Inc.	5,885	168,017
Universal Health Services, Inc.	2,700	107,865

		275,882

Insurance Carriers and Related Activities—2.43%
Alterra Capital Holdings Ltd.(b)	5,246	120,501
AMERISAFE, Inc.(a)	1,305	32,808
Humana, Inc.	3,005	210,590
MetLife, Inc.	8,308	283,552
Primerica, Inc.	4,800	139,968
ProAssurance Corp.	1,035	92,353
RenaissanceRe Holdings Ltd.(b)	750	57,938
Travelers Companies, Inc.	3,234	209,369
UnitedHealth Group, Inc.	5,659	307,283
Unum Group	11,286	220,190
Validus Holdings Ltd.(b)	3,600	120,636
Willis Group Holdings PLC(b)	10,700	399,324

		2,194,512

Leather and Allied Product Manufacturing - 0.39%
Iconix Brand Group, Inc.(a)	8,155	152,499
Steven Madden Ltd.(a)	4,695	201,509

		354,008

Lessors of Nonfinancial Intangible Assets (except Copyrighted Works)—0.04%
RPX Corp.(a)	3,200	37,568

Machinery Manufacturing—2.38%
Applied Materials, Inc.	11,664	136,352
Barnes Group, Inc.	5,080	120,244
Canon, Inc.—ADR	4,925	163,953

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Columbus McKinnon Corp.(a)	5,775	$85,586
Cummins, Inc.	2,850	276,764
Dover Corp.	3,747	216,613
ESCO Technologies, Inc.	2,835	100,444
Esterline Technologies Corp.(a)	2,755	164,749
FANUC Corporation—ADR(a)	8,785	241,060
General Electric Co.	16,001	331,380
Kadant, Inc.(a)	4,570	103,876
Lufkin Industries, Inc.	1,985	104,054
Volksbank Stemweder Berg	5,770	106,168

		2,151,243

Management of Companies and Enterprises—1.10%
American Equity Invesment Life Holdings Co.	11,785	136,235
Bunzl PLC—ADR	4,810	427,897
Cardinal Financial Corp.	8,630	111,759
City Holding Co.	2,845	97,071
Dime Community Bancshares, Inc.	6,780	94,784
Park National Corp.	1,850	124,598

		992,344

Merchant Wholesalers, Durable Goods—0.72%
Anixter International, Inc.	2,005	120,561
Applied Industrial Technologies, Inc.	4,300	174,924
Covidien PLC(b)	4,199	235,354
United Stationers, Inc.	4,725	114,298

		645,137

Merchant Wholesalers, Nondurable Goods—0.44%
Acuity Brands, Inc.	2,040	130,886
AmerisourceBergen Corp.	3,490	134,434
Herbalife Ltd.(b)	2,650	128,234

		393,554

Mining (except Oil and Gas)—1.61%
BHP Billiton PLC—ADR	3,745	220,094
Coeur d'Alene Mines Corp.(a)	4,270	98,167
CONSOL Energy, Inc.	3,131	94,556
Goldcorp, Inc.(b)	6,880	282,837
New Gold, Inc.(a)(b)	26,420	292,205
Silver Wheaton Corp.(b)	7,155	247,563
U S Silica Holdings, Inc.(a)	7,930	94,367
Vulcan Materials Co.	3,237	125,984

		1,455,773

Miscellaneous Manufacturing—1.13%
Align Technology, Inc.(a)	5,065	171,957
Baxter International, Inc.	5,372	315,228
Coach, Inc.	1,625	94,461
CONMED Corp.	4,245	114,700
CryoLife, Inc.(a)	10,275	55,485
Haemonetics Corp.(a)	1,880	138,500
Merit Medical Systems, Inc.(a)	9,090	129,533

		1,019,864

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Motion Picture and Sound Recording Industries—0.36%
Cinemark Holdings, Inc.	4,750	$111,245
Corus Entertainment, Inc.(b)	9,000	209,880

		321,125

Motor Vehicle and Parts Dealers—0.28%
Advance Auto Parts, Inc.	3,600	256,032

Nonstore Retailers—0.23%
eBay, Inc.(a)	4,311	204,643

Oil and Gas Extraction—3.43%
Akzo Nobel NV—ADR	14,815	282,669
BASF SE—ADR	2,515	194,837
Berry Petroleum Co.	2,740	100,942
BG Group PLC—ADR	10,635	218,337
Bonanza Creek Energy, Inc.(a)	4,125	82,995
Cairn Energy PLC—ADR	14,480	132,492
Carrizo Oil & Gas, Inc.(a)	4,725	119,259
Cenovus Energy, Inc.(b)	5,125	167,588
CNOOC Ltd.—ADR	870	164,778
Ecopetrol SA—ADR	3,590	207,682
EOG Resources, Inc.	1,954	211,618
Hess Corp.	5,439	274,833
Marathon Oil Corp.	4,790	133,258
Noble Energy, Inc.	3,135	275,566
Rosetta Resources, Inc.(a)	2,950	126,673
SM Energy Co.	2,289	108,109
Swift Energy Co.(a)	4,300	83,807
Tullow Oil PLC—ADR	19,580	209,898

		3,095,341

Other Information Services—0.93%
Brightcove, Inc.(a)	6,235	80,556
Google, Inc.(a)	1,029	704,958
QuinStreet, Inc.(a)	5,805	49,749

		835,263

Paper Manufacturing—0.21%
Boise, Inc.	13,420	101,052
Buckeye Technologies, Inc.	2,955	89,596

		190,648

Personal and Laundry Services—0.11%
Shutterfly, Inc.(a)	3,255	96,836

Petroleum and Coal Products Manufacturing—1.78%
Chevron Corp.	4,988	559,454
ConocoPhillips	2,425	137,716
Exxon Mobil Corp.	9,327	814,247
HollyFrontier Corp.	2,360	95,084

		1,606,501

Pipeline Transportation—0.06%
Williams Cos., Inc.	1,650	53,246

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Plastics and Rubber Products Manufacturing—0.45%
Bridgestone Corp.—ADR(a)	3,885	$181,003
Cooper Tire & Rubber Co.	5,805	116,042
Goodyear Tire & Rubber Co.(a)	8,812	107,506

		404,551

Primary Metal Manufacturing—0.09%
Kaiser Aluminum Corp.	1,435	80,145

Professional, Scientific, and Technical Services—3.16%
Accenture PLC(b)	2,815	173,403
Celgene Corp.(a)	5,200	374,608
Cognizant Technology Solutions Corp.(a)	1,485	95,456
comScore, Inc.(a)	3,985	56,268
CRA International, Inc.(a)	3,155	50,007
FTI Consulting, Inc.(a)	3,120	81,151
ICON PLC—ADR(a)	4,600	105,432
KEYW Holding Corp.(a)	7,810	87,941
Mastercard, Inc.	705	298,144
Moody's Corp.	5,135	203,346
National CineMedia, Inc.	6,290	91,205
Omnicom Group, Inc.	3,896	200,137
SGS SA—ADR	20,165	404,713
Synaptics, Inc.(a)	3,305	100,538
Syntel, Inc.	1,465	85,410
TeleTech Holdings, Inc.(a)	6,830	112,763
Tetra Tech, Inc.(a)	4,045	104,927
ValueClick, Inc.(a)	6,425	104,471
Vocus, Inc.(a)	6,045	117,394

		2,847,314

Publishing Industries (except Internet)—4.15%
CA, Inc.	8,630	224,639
Check Point Software Technologies Ltd.(a)(b)	3,670	169,150
EPAM Systems, Inc.(a)	3,235	56,613
Informa PLC—ADR	18,705	239,424
Intuit, Inc.	3,950	231,233
LogMein, Inc.(a)	4,945	108,691
Microsoft Corp.	29,491	908,912
Oracle Corp.	26,594	841,700
Reed Elsevier PLC—ADR	8,055	301,338
Sage Group PLC—ADR	10,750	201,563
SAP AG—ADR	5,115	335,851
SS&C Technologies Holdings, Inc.(a)	5,740	127,313

		3,746,427

Rail Transportation—0.80%
CSX Corp.	2,570	57,722
Genesee & Wyoming, Inc.(a)	1,550	98,518
Norfolk Southern Corp.	3,490	252,885
Union Pacific Corp.	2,610	316,958

		726,083

Real Estate—0.11%
Walter Investment Management Corp.	3,660	102,443

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Rental and Leasing Services—0.27%
Brambles Ltd.—ADR	11,945	$168,425
McGrath RentCorp.	2,895	72,896

		241,321

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.77%
Deutsche Boerse AG—ADR	35,600	181,916
ICAP PLC—ADR	21,625	217,331
Legg Mason, Inc.	6,296	154,756
Piper Jaffray Cos.(a)	3,665	90,196
SEI Investments Co.	2,500	54,375

		698,574

Support Activities for Mining—1.28%
C&J Energy Services, Inc.(a)	3,295	66,328
Key Energy Services, Inc.(a)	11,965	94,643
Petrofac Ltd.—ADR	15,285	181,280
Pioneer Energy Services Corp.(a)	12,955	99,754
Schlumberger Ltd.(b)	3,539	256,152
Subsea 7 SA—ADR	10,475	239,040
Transocean Ltd.(b)	4,460	218,674

		1,155,871

Support Activities for Transportation—0.17%
Hub Group, Inc.(a)	5,120	154,112

Telecommunication Services—0.16%
Partner Communications Co. Ltd.—ADR	33,700	143,225

Telecommunications—3.64%
AT&T, Inc.	13,364	489,657
Atlantic Tele-Network, Inc.	1,895	71,404
CenturyLink, Inc.	5,724	241,896
China Mobile Ltd.—ADR	4,420	237,310
Deutsche Telekom AG—ADR	18,835	224,890
j2 Global, Inc.	4,790	141,161
NTELOS Holdings Corp.	3,612	62,018
RigNet, Inc.(a)	4,820	85,603
Softbank Corp.—ADR(a)	17,645	359,076
Verizon Communications, Inc.	1,800	77,292
Viacom, Inc.	10,673	533,757
Vodafone Group PLC—ADR	26,627	770,052

		3,294,116

Transportation Equipment Manufacturing—1.98%
Autoliv, Inc.	2,380	141,110
Eaton Corp.	4,469	199,854
General Motors Co.(a)	7,189	153,485
Honeywell International, Inc.	3,933	229,884
Tenneco, Inc.(a)	4,220	128,161
Textron, Inc.	10,785	288,175
Toyota Motor Corp.—ADR	3,940	313,703
Triumph Group Inc.	1,375	81,716
United Technologies Corp.	3,110	248,334

		1,784,422

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Shares	Value
Utilities—1.95%
Aqua America, Inc.	3,300	$82,500
Calpine Corp.(a)	11,743	206,090
Cleco Corp.	3,440	140,799
Consolidated Edison, Inc.	1,810	109,722
Edison International	6,262	274,213
Exelon Corp.	2,306	84,100
Linde AG—ADR	22,200	348,540
NorthWestern Corp.	2,570	94,062
NRG Energy, Inc.	4,292	91,591
PPL Corp.	6,661	195,367
UIL Holdings Corp.	2,520	88,654
Wisconsin Energy Corp.	1,180	44,793

		1,760,431

Waste Management and Remediation Services—0.12%
US Ecology, Inc.	5,830	109,604

Wholesale Electronic Markets and Agents and Brokers—0.09%
Tech Data Corp.(a)	1,680	81,614

Wood Product Manufacturing—0.09%
Koppers Holdings, Inc.	2,585	83,780

Total Common Stocks (Cost $60,030,331)		69,445,897

Exchange-Traded Funds—19.97%
Guggenheim Frontier Markets ETF	18,255	352,869
iShares FTSE China 25 Index Fund	7,798	257,880
iShares MSCI EAFE Index Fund	74,513	3,844,870
iShares MSCI Italy Index Fund	16,728	196,219
iShares MSCI Spain Index Fund	30,806	804,345
iShares MSCI United Kingdom Index Fund	26,592	451,266
iShares Russell 1000 Value Index Fund	84,039	5,914,665
iShares Russell 2000 Index Fund	22,210	1,803,230
iShares S&P Global Energy Sector Index Fund	14,099	543,798
SPDR S&P Emerging Markets SmallCap ETF	21,158	894,349
Vanguard MSCI Emerging Markets ETF	4,397	176,540
Vanguard MSCI European ETF	8,951	402,616
Vanguard MSCI Pacific ETF	35,313	1,774,125
Vanguard Total Stock Market ETF	8,350	602,954

Total Exchange-Traded Funds (Cost $16,547,261)		18,019,726

Real Estate Investment Trusts—1.17%
DCT Industrial Trust, Inc.	19,990	126,337
DuPont Fabros Technology, Inc.	4,985	137,387
EastGroup Properties, Inc.	3,020	161,872
Entertainment Properties Trust	3,020	137,682
LaSalle Hotel Properties	5,540	150,965
Public Storage	980	142,649
Sovran Self Storage, Inc.	3,425	194,711

Total Real Estate Investment Trusts (Cost $827,828)		1,051,603

Rights—0.00%
Liberty Ventures	194	1,714

Total Rights (Cost $0)		1,714

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2012 (Continued)

	Principal Amount	Value
Short-Term Investments—2.67%
AIM STITT-Treasury Portfolio	$91,424	$91,424
Fidelity Institutional Government Portfolio	2,313,762	2,313,762

Total Short-Term Investments (Cost $2,405,186)		2,405,186

Total Investments (Cost $79,810,606)—100.77%		90,924,126
Liabilities in Excess of Other Assets—(0.77)%		(696,150)

Total Net Assets—100.00%		$90,227,976

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

August 31, 2012

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$98,991,064	$90,924,126
Foreign currencies(2)	69,506	—
Cash	10,949	18
Receivable for investments sold	8,980,114	152,667
Dividends, interest receivable	358,843	141,790
Cash collateral held at broker for futures contracts	292,770	—
Receivable for Fund shares sold	1,629,577	622,684
Other Assets	12,565	13,321

Total Assets	110,345,388	91,854,606

Liabilities
Payable for investments purchased	22,678,491	189,529
Payable for Fund shares redeemed	409,106	1,294,567
Payable to affiliates	40,732	38,731
Payable to Adviser	15,611	54,998
Accrued distribution fee	28,549	9,121
Accrued expenses and other liabilities	46,103	39,684

Total Liabilities	23,218,592	1,626,630

Net Assets	$87,126,796	$90,227,976

Net assets consist of:
Paid-in capital	81,292,998	78,930,493
Accumulated net investment income	915,694	186,448
Accumulated net realized gain	1,591,629	(2,479)
Net unrealized appreciation (depreciation) on:
Investments	3,337,608	11,113,520
Futures contracts	(11,616)	—
Foreign currency translation	483	(6)

Net assets	87,126,796	90,227,976

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	5,068,780	4,836,596
Net asset value and redemption price per share	$17.19	$18.66

[1] Cost of Investments	$95,653,456	$79,810,606
[2] Cost of Foreign Currencies	$69,023	$—

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

For the Year Ended August 31, 2012

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$1,757,787	$357
Dividend	721,325	1,659,699 (1)

	2,479,112	1,660,056

Expenses:
Investment advisory fees	658,658	728,698
Distribution fees	205,831	191,763
Fund accounting fees	83,349	54,754
Fund administration fees	60,230	63,048
Transfer agent fees and expenses	59,900	57,058
Audit and tax fees	29,640	28,526
Custody fees	27,318	47,824
Federal and state registration fees	23,725	24,800
Legal fees	21,419	14,331
Chief Compliance Officer fees and expenses	14,843	17,927
Reports to shareholders	13,549	10,642
Trustees’ fees and related expenses	6,260	6,260
Interest expense	1,632	150
Other expenses	9,014	8,213

Total expenses before waiver	1,215,368	1,253,994
Less waivers and reimbursements by Adviser (Note 4)	(390,413)	(179,973)

Net expenses	824,955	1,074,021

Net Investment Income	1,654,157	586,035

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,449,084	522,363
Futures contracts closed	185,812	—
Written options	4,581	—
Purchased options	(17,009)	—
Foreign currency translation	1,172	(768)

	2,623,640	521,595

Net change in unrealized appreciation (depreciation) on:
Investments	1,124,793	6,406,238
Futures contracts	(45,150)	—
Purchased options	13,996	—
Foreign currency translation	3,175	42

	1,096,814	6,406,280
Net gain on investments, futures and foreign currency translation	3,720,454	6,927,875

Net Increase in Net Assets Resulting from Operations	$5,374,611	$7,513,910

(1)	Net of $63,097 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2012	Year Ended August 31, 2011
Operations:
Net investment income	$1,654,157	$2,038,051
Net realized gain on investments, futures and foreign currency	2,623,640	1,891,431
Net change in unrealized appreciation (depreciation)	1,096,814	(980,740)

Net increase in net assets resulting from operations	5,374,611	2,948,742

Dividends and distributions to shareholders:
Net investment income	(1,531,700)	(2,016,491)
Net realized gains	(957,516)	(2,937,498)

Total dividends and distributions	(2,489,216)	(4,953,989)

Fund share transactions:
Shares sold	58,030,976	26,237,478
Shares issued to holders in reinvestment of dividends	2,323,953	4,508,646
Shares redeemed*	(49,773,644)	(25,669,825)

Net increase	10,581,285	5,076,299

Net increase in net assets	13,466,680	3,071,052

Net Assets:
Beginning of period	73,660,116	70,589,064

End of period**	87,126,796	73,660,116

* Net of redemption fees of:	$—	$—

** Including accumulated net investment income of:	$915,694	$865,352

Change in shares outstanding:
Shares sold	3,465,317	1,588,356
Shares issued to holders in reinvestment of dividends	142,399	283,384
Shares redeemed	(2,973,353)	(1,547,760)

Net increase	634,363	323,980

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2012	Year Ended August 31, 2011
Operations:
Net investment income	$586,035	$293,523
Net realized gain on investments and foreign currency translation	521,595	3,165,960
Net change in unrealized appreciation	6,406,280	4,345,758

Net increase in net assets resulting from operations	7,513,910	7,805,241

Dividends and distributions to shareholders:
Net investment income	(405,544)	(267,368)
Net realized gains	(2,363,784)	(1,614,157)

Total dividends and distributions	(2,769,328)	(1,881,525)

Fund share transactions:
Shares sold	43,070,790	31,769,814
Shares issued to holders in reinvestment of dividends	2,677,262	1,814,786
Shares redeemed*	(24,408,291)	(20,780,986)

Net increase	21,339,761	12,803,614

Net increase in net assets	26,084,343	18,727,330

Net Assets:
Beginning of period	64,143,633	45,416,303

End of period**	90,227,976	64,143,633

* Net of redemption fees of:	$—	$—

** Including accumulated net investment income of:	$186,448	$100,750

Change in shares outstanding:
Shares sold	2,415,015	1,701,904
Shares issued to holders in reinvestment of dividends	158,044	99,223
Shares redeemed	(1,368,249)	(1,130,299)

Net increase	1,204,810	670,828

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Period Ended August 31, 2008(1)
Net asset value, beginning of period	$16.61	$17.17	$16.62	$15.61	$15.00

Income from investment operations:
Net investment income	0.33	0.48 (2)	0.54 (2)	0.69 (2)	0.46
Net realized and unrealized gain	0.75	0.21	1.16	1.35	0.29

Total from investment operations	1.08	0.69	1.70	2.04	0.75

Less distributions paid:
Dividends from net investment income	(0.31)	(0.51)	(0.74)	(0.66)	(0.12)
Distributions from net realized gains	(0.19)	(0.74)	(0.41)	(0.40)	(0.02)

Total distributions paid	(0.50)	(1.25)	(1.15)	(1.06)	(0.14)

Paid-in capital from redemption fees (Note 2)	—	—	0.00 (3)	0.03	0.00 (3)

Net asset value, end of period	$17.19	$16.61	$17.17	$16.62	$15.61

Total return(4)	6.70%	4.34%	10.79%	13.87%	5.03%

Ratios/supplemental data
Net assets, end of period (000)	$87,127	$73,660	$70,589	$59,957	$77,886
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.48%	1.50%	1.49%	1.65%	1.59%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements(5)	1.53%	2.43%	2.77%	3.76%	3.05%
Ratio of net investment income to average net assets after waiver and reimbursements(5)	2.01%	2.92%	3.26%	4.41%	3.64%
Portfolio turnover rate(4)	331.9%	327.1%	359.0%	403.0%	493.8%

(1)	The Fund commenced operations on September 28, 2007.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Period Ended August 31, 2009(1)
Net asset value, beginning of period	$17.66	$15.34	$14.84	$15.04

Income (loss) from investment operations:
Net investment income (loss)(2)	0.14	0.09	0.08	(0.00	)(3)
Net realized and unrealized gain (loss)	1.54	2.82	0.52	(0.20)

Total from investment operations	1.68	2.91	0.60	(0.20)

Less distributions paid:
Dividends from net investment income	(0.10)	(0.08)	(0.03)	—
Distributions from net realized gains	(0.58)	(0.51)	(0.07)	—

Total distributions paid	(0.68)	(0.59)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	—	—	0.00 (3)	—

Net asset value, end of period	$18.66	$17.66	$15.34	$14.84

Total return(4)	9.92%	18.87%	4.02%	(1.33)%

Ratios / supplemental data
Net assets, end of period (000)	$90,228	$64,144	$45,416	$59,764
Ratio of expenses to average net assets before waiver and reimbursements(5)	1.63%	1.70%	1.75%	16.85%
Ratio of expenses to average net assets after waiver and reimbursements(5)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements(5)	0.53%	0.17%	0.14%	(16.64)%
Ratio of net investment income (loss) to average net assets after waiver and reimbursements(5)	0.76%	0.47%	0.49%	(1.19)%
Portfolio turnover rate(4)	38.8%	65.3%	83.4%	0.7%

(1)	The Fund commenced operations on August 26, 2009.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2012

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Core Fixed Income Fund is to provide current income consistent with low volatility of principal. The investment objective of the Diversified Equity Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, futures contracts are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2012:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities:
Asset Backed Securities	$—	$3,327,469	$—	$3,327,469
Corporate Bonds	—	22,443,563	—	22,443,563
Foreign Bonds	—	1,250,597	—	1,250,597
Mortgage Backed Securities	—	11,713,416	—	11,713,416
U.S. Government Agency Issues	—	19,494,845	—	19,494,845
U.S. Treasury Obligations	—	7,405,730	—	7,405,730
Foreign Government Agency Issues	—	606,084	—	606,084
Foreign Government Notes/Bonds	—	145,970	—	145,970
Municipal Bonds	—	249,588	—	249,588

Total Fixed Income Securities	—	66,637,262	—	66,637,262
Exchange-Traded Funds	16,750,163	—	—	16,750,163
Short-Term Investments	9,608,784	5,994,855	—	15,603,639

Total Investments in Securities	$26,358,947	$72,632,117	$—	$98,991,064

Liabilities:
Futures Contracts*	$(11,616)	$—	$—	$(11,616)

*	Futures contracts are derivative instruments reflected in the Schedule of Open Futures Contracts. This amount represents net unrealized appreciation on futures contracts sold of $37,870 and unrealized depreciation on futures contracts purchased of $49,486.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$69,445,897	$—	$—	$69,445,897
Exchange-Traded Funds	18,019,726	—	—	18,019,726
Rights	—	1,714	—	1,714
Real Estate Investment Trusts	1,051,603	—	—	1,051,603

Total Equity	88,517,226	1,714	—	88,518,940
Short-Term Investments	2,405,186	—	—	2,405,186

Total Investments in Securities	$90,922,412	$1,714	$—	$90,924,126

During the year ended August 31, 2012, no securities were transferred into or out of Level 1 or 2.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Advisor anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds held no Level 3 securities during the year ended August 31, 2012.

The Funds may use certain options and futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2012.

Core Fixed Income Fund

The Fund invested in derivative instruments such as purchased options, written options, and futures contracts during the year.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Assets—Unrealized appreciation*	$36,111	Assets—Unrealized depreciation*	$(19,953)
Foreign Exchange Contracts—Futures	Assets—Unrealized appreciation*	$1,759	Assets—Unrealized depreciation*	$(29,533)

Total		$37,870		$(49,486)

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2012:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Futures	Total
Interest Rate Contracts	$(17,009)	$4,581	$172,933	$160,505
Foreign Exchange Contracts	$—	$—	$12,879	$12,879

Total	$(17,009)	$4,581	$185,812	$173,384

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Futures	Total
Interest Rate Contracts	$13,996	$(59,899)	$(45,903)
Foreign Exchange Contracts	$—	$14,749	$14,749

Total	$13,996	$(45,150)	$(31,154)

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2012, the PMC Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $292,770. The average monthly notional amount of futures during the period was as follows:

Long Futures	$9,660,818
Short Futures	$11,088,728

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

(d)	Options

The PMC Core Fixed Income Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund enters into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the year ended August 31, 2012 were as follows:

Put Options	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	42	4,581
Options terminated in closing transactions	—	—
Options exercised	—	—
Options expired	(42)	(4,581)

Outstanding, end of year	—	$—

As of August 31, 2012, the Fund did not have any collateral pledged for options written since there were no open contracts.

Transactions in purchased options during the year ended August 31, 2012 were as follows:

Contracts
Outstanding, beginning of year	33
Options purchased	134
Options terminated in closing transactions	(54)
Options exercised	—
Options expired	(113)

Outstanding, end of year	—

(e)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

(f)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(j)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long -Term Capital Gains
Year Ended August 31, 2011	$4,323,619	$630,370
Year Ended August 31, 2012	2,109,081	380,135

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2011	$1,618,135	$263,390
Year Ended August 31, 2012	1,178,891	1,590,437

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

As of August 31, 2012, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$95,727,360	$80,253,773

Gross tax unrealized appreciation	$3,360,411	$13,382,545
Gross tax unrealized depreciation	(96,707)	(2,712,192)

Net tax unrealized appreciation (depreciation)	$3,263,704	$10,670,353

Undistributed ordinary income	1,975,161	233,989
Undistributed long-term capital gain	597,026	393,147

Total distributable earnings	$2,572,187	$627,136
Other accumulated gain/(loss)	(2,093)	(6)

Total accumulated earnings/(loss)	$5,833,798	$11,297,483

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2012, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$(76,236)	$(88,660)
Accumulated Net Realized Gain (Loss)	$(726,572)	$(159,438)
Paid-in Capital	$802,808	$248,098

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2012. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2012. At August 31, 2012, the fiscal years 2009 through 2012 remain open to examination in the Core Fixed Income Fund’s major tax jurisdictions. At August 31, 2012, the fiscal years 2009 through 2012 remain open to examination in the Diversified Equity Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

such as litigation) do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund
August 31, 2013	$315,832	$202,897
August 31, 2014	346,017	184,569
August 31, 2015	390,413	179,973

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Fixed Income LLC

Schroder Investment Management North America Inc.

William Blair & Company, L.L.C.

Diversified Equity Fund

Delaware Management Company

Loomis, Sayles & Company, L.P.

Mellon Capital Management Corporation

Neuberger Berman Management LLC

William Blair & Company, L.L.C.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Funds’ average daily net assets. During the year ended August 31, 2012, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$205,831
Diversified Equity Fund	$191,763

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For the year ended August 31, 2012, administration fees of $60,230 and $63,048 were incurred for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively. At August 31, 2012, the Administrator was owed fees of $8,789 and $10,407 for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively.

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A. (“US Bank), an affiliate of USBFS, serves as the Funds’ custodian. For the year ended August 31, 2012, the PMC Core Fixed Income Fund incurred $83,349, $59,900, and $27,318 in fund accounting, transfer agency, and custody fees, respectively. For the year ended August 31, 2012, the PMC Diversified Equity Fund incurred $54,754,

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

$57,058, and $47,824 in fund accounting, transfer agency, and custody fees, respectively. At August 31, 2012, fees of $14,189, $10,459, and $4,878 were owed for fund accounting, transfer agency, and custody fees, respectively for the PMC Core Fixed Income Fund. At August 31, 2012, fees of $9,264, $9,810, and $7,219 were owed for fund accounting, transfer agency, and custody fees, respectively for the PMC Diversified Equity Fund.

The Funds each have a line of credit with US Bank (See footnote 8).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended August 31, 2012, $14,843 and $17,927 of the Trust’s Chief Compliance Officer fee was allocated to the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively. At August 31, 2012, fees of $2,417 and $2,031 were owed to USBFS for Chief Compliance Officer Services from the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively.

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2012 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$230,694,010	$—
Other	50,350,061	47,429,979

Sales
U.S. Government	$219,535,808	$—
Other	44,796,379	28,722,617

(8)	Line of Credit

At August 31, 2012, the Core Fixed Income Fund and Diversified Equity Income Fund each had a line of credit in the amount of $5,000,000, which both mature August 15, 2013. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate. The credit facility is with the Funds’ custodian, US Bank. During the year ended August 31, 2012, the Core Fixed Income Fund borrowed on the line of credit on 27 days, with an average borrowing and interest rate on those days of $657,667 and 3.25%. Interest expense of $1,632 incurred during the fiscal year is included within other expenses on the Statement of Operations. The July 3, 2012 balance of $2,072,000 was the maximum amount of borrowings during the year for the Core Fixed Income Fund. During the year ended August 31, 2012, the Diversified Equity Fund borrowed on the line of credit on 12 days, with an average borrowing and interest rate on those days of $63,417 and 3.25%. Interest expense of $52 incurred during the fiscal year is included within other expenses on the Statement of Operations. The September 1, 2011 balance of $141,000 was the maximum amount of borrowings during the year for the Diversified Equity Fund.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2012

(9)	Recent Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Core Fixed Income Fund

and PMC Diversified Equity Fund,

and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

October 30, 2012

BOARD OF TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS

Basis for Trustees’ Approval of Investment Advisory Agreement with Envestnet Asset Management, Inc.

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 30, 2012 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”), each a series of the Trust (each, a “Fund,” and collectively, the “Funds”), and Envestnet Asset Management, Inc., the Funds’ investment adviser (“Envestnet”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of each Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by Envestnet, Envestnet’s Form ADV, select financial statements of Envestnet, bibliographic information of Envestnet’s key management and compliance personnel, comparative fee information for the Funds and Envestnet’s other investment products, multi-manager account programs and separately-managed account programs and a summary detailing key provisions of Envestnet’s written compliance program, including its Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by Envestnet, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of each of the Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Funds’ sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager for the segment of each Fund’s assets managed by Envestnet. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and Envestnet’s marketing activity and goals and its continuing commitment to the growth of the Funds’ assets. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund for the year-to-date, one-year and three-year periods ended July 31, 2012. The Trustees also discussed the performance of the Diversified Equity Fund for the year-to-date and one-year periods ended July 31, 2012. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index for the Diversified Equity Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end large blend funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Core Fixed Income Fund’s performance for the year-to-date, one-year and three-year periods ended July 31, 2012 ranked in the second quartile for each period, and was slightly below but in-line with its Morningstar Peer Group averages for those periods. The Trustees also noted that for the one-year period ended December 31, 2011, the Core Fixed Income Fund had slightly underperformed the Barclays Capital Aggregate Bond Index, and for the year-to-date period ended May 31, 2012 and the three-year and since inception periods ended December 31, 2011, the Fund outperformed the Barclays Capital Aggregate Bond Index.

The Trustees noted that the Diversified Equity Fund’s performance for the year-to-date and one-year periods ended July 31, 2012 each fell into the fourth quartile, and was below its Morningstar Peer Group averages for those periods. The Trustees also noted that for the one-year and since inception periods ended December 31, 2011 and for the year-to-date period ended May 31, 2012 the Diversified Equity Fund had outperformed the MSCI World Index.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and Envestnet’s other investment products, multi-manager account programs and separately-managed account programs, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the August 30, 2012 meeting, as well as the presentations made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was above its Morningstar Peer Group average of 0.47% and ranked highest among its peers. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% fell within the third quartile, above its peer group average of 0.88%, which fell within the second quartile. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s other investment products, multi-manager account programs and separately-managed account programs and noted that the Core Fixed Income Fund’s fees were reasonable.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% was above its Morningstar Peer Group average of 0.77%, each falling within the third quartile. The Trustees observed that the Diversified Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.40%, which fell within the third quartile, was above its peer group average of 1.27%, which fell within the second quartile. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s other investment products, multi-manager account programs and separately-managed account programs and noted that the Diversified Equity Fund’s fees were reasonable.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Funds’ “manager of managers” structure. The Trustees further concluded that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures allowed for breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Funds and their shareholders.

Basis for Trustees’ Approval of Sub-Advisory Agreements for the PMC Core Fixed Income Fund

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 30, 2012 to consider the renewal of the sub-advisory agreements (the “Sub-Advisory Agreements”) for the PMC Core Fixed Income Fund (the “Fund”), a series of the Trust, entered into between Envestnet Asset Management, Inc., the Fund’s investment adviser (“Envestnet”), and each of the following sub-advisers (the “Sub-Advisers”):

•	Neuberger Berman Fixed Income LLC (“NBFI”);
•	Schroder Investment Management North America Inc. (“Schroder”); and
•	William Blair & Company, L.L.C. (“William Blair”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by each of NBFI, Schroder and William Blair (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information with respect to each segment of the Fund’s assets managed by NBFI, Schroder and William Blair, respectively. Based on their evaluation of the information provided by Envestnet, NBFI, Schroder and William Blair, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Sub-Advisory Agreements for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Sub-Advisory Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBFI, Schroder and William Blair to the Fund. The Trustees considered NBFI’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew Johnson, who serves as the portfolio manager for the segment of the Fund’s assets managed by NBFI, and other key personnel at NBFI. The Trustees also considered Schroder’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Wesley Sparks, who serves as the portfolio manager for the segment of the Fund’s assets managed by Schroder, and other key personnel at Schroder. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer, Edwin Denson and Thomas Clarke, who serve as the portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of NBFI, Schroder and William Blair prior to the August 30, 2012 meeting, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBFI, Schroder and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBFI, Schroder and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBFI, Schroder and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBFI for the year-to-date period ended May 31, 2012, and for the one-year, three-year and since inception periods ended December 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by NBFI on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBFI’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period with the exception of the one-year period, the segment of the Fund’s portfolio managed by NBFI outperformed the benchmark index, and for all periods was in-line with the performance of the comparable NBFI composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroder for the year-to-date period ended May 31, 2012, and the one-year, three-year and since inception periods ended December 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the

Fund’s portfolio managed by Schroder on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroder’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period with the exception of the one-year period, the segment of the Fund’s portfolio managed by Schroder outperformed the benchmark index, and for all periods was in-line with the performance of the comparable Schroder composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter and since inception periods ended May 31, 2012. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the quarter and since inception periods ended May 31, 2012, the performance for the segment of the Fund’s portfolio managed by William Blair was slightly below the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by each of NBFI, Schroder and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBFI, Schroder and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBFI, Schroder and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBFI, Schroder and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBFI, Schroder and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of NBFI, Schroder and William Blair or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBFI, Schroder and William Blair by Envestnet were reasonable in light of the services provided by NBFI, Schroder and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBFI, Schroder and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBFI, Schroder and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of NBFI, Schroder and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of Envestnet with respect to NBFI, Schroder and William Blair. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Sub-Advisory Agreements as being in the best interests of the Fund and its shareholders.

Basis for Trustees’ Approval of Sub-Advisory Agreements for the PMC Diversified Equity Fund

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 30, 2012 to consider the renewal of the sub-advisory agreements (the “Sub-Advisory Agreements”)

for the PMC Diversified Equity Fund (the “Fund”), a series of the Trust, entered into between Envestnet Asset Management, Inc., the Fund’s investment adviser (“Envestnet”), and each of the following sub-advisers (the “Sub-Advisers”):

•	Delaware Management Company (“Delaware”);
•	Loomis, Sayles & Company, L.P. (“Loomis Sayles”);
•	Mellon Capital Management Corporation (“Mellon”);
•	Neuberger Berman Management, LLC (“Neuberger”); and
•	William Blair & Company, L.L.C. (“William Blair”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information with respect to each segment of the Fund’s assets managed by Delaware, Loomis Sayles, Mellon, Neuberger and William Blair, respectively. Based on their evaluation of the information provided by Envestnet, Delaware, Loomis Sayles, Mellon, Neuberger and William Blair, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Sub-Advisory Agreements for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Sub-Advisory Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair to the Fund. The Trustees considered Delaware’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Francis X. Morris, Michael S. Morris, Christopher S. Adams and Donald G. Padilla, who serve as portfolio managers for the segment of the Fund’s assets managed by Delaware, and other key personnel at Delaware. The Trustees considered Loomis Sayles’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Warren N. Koontz, Arthur Barry and James L. Carroll, who serve as portfolio managers for the segment of the Fund’s assets managed by Loomis Sayles, and other key personnel at Loomis Sayles. The Trustees considered Mellon’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Ronald P. Gala, Warren Chiang and Michael P. Kaminski, who serve as the portfolio managers for the segment of the Fund’s assets managed by Mellon, and other key personnel at Mellon. The Trustees also considered Neuberger’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Benjamin Segal and Conrad A. Saldanha, who serve as portfolio managers for the segment of the Fund’s assets managed by Neuberger, and other key personnel at Neuberger. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer, Edwin Denson and Thomas Clarke, who serve as portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair prior to the August 30, 2012 meeting, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that Delaware, Loomis Sayles, Mellon, Neuberger and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory

Agreements and that the nature, overall quality and extent of investment management services provided by each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by Delaware, Loomis Sayles, Mellon, Neuberger and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Delaware for the year-to-date period ended May 31, 2012, and for the one-year, two-year and since inception periods ended December 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Delaware on both an absolute basis and in comparison to a benchmark index (the Russell 2000 Index) and in comparison to a composite of Delaware’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Delaware outperformed the benchmark index and was in-line with the performance of the comparable Delaware composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Loomis Sayles for the year-to-date period ended May 31, 2012 and the one-year, three-year and since inception periods ended December 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Loomis Sayles on both an absolute basis and in comparison to multiple benchmark indices (the Russell 1000 Index, the Russell 1000 Value Index and the S&P 500 Index) and in comparison to multiple composites of Loomis Sayles’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Loomis Sayles was generally in-line with the benchmark indices (with the exception that the segment of the Fund’s portfolio managed by Loomis Sayles underperformed each of the benchmark indices for the one-year and three-year periods) and the comparable Loomis Sayles composites.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Mellon for the quarter and since inception periods ended May 31, 2012. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Mellon on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the quarter and since inception periods ended May 31, 2012, the performance for the segment of the Fund’s portfolio managed by Mellon exceeded the Fund’s performance as a whole.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Neuberger for the year-to-date period ended May 31, 2012, and for the one-year and since inception periods ended December 31, 2011. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Neuberger on both an absolute basis and in comparison to two benchmark indices (the MSCI EAFE Index and the International ADR ISA). The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Delaware outperformed the benchmark indices.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the quarter and since inception periods ended May 31, 2012. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the quarter ended May 31, 2012, the performance for the segment of the Fund’s portfolio managed by William Blair was slightly below the Fund’s performance as a whole, but that for the since inception period ended May 31, 2012, the performance for the segment of the Fund’s portfolio managed by William Blair was slightly above the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by Delaware, Loomis Sayles, Mellon, Neuberger and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by Delaware, Loomis Sayles, Mellon, Neuberger and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to Delaware, Loomis Sayles, Mellon, Neuberger and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Delaware, Loomis Sayles, Mellon, Neuberger and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair by Envestnet were reasonable in light of the services provided by Delaware, Loomis Sayles, Mellon, Neuberger and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Delaware, Loomis Sayles, Mellon, Neuberger and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of Delaware, Loomis Sayles, Mellon, Neuberger and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of Envestnet with respect to Delaware, Loomis Sayles, Mellon, Neuberger and William Blair. Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Sub-Advisory Agreements as being in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information (Unaudited)

Tax Information

For the fiscal year ended August 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	14.53%
Diversified Equity Fund	86.49%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2012 was as follows:

Core Fixed Income Fund	14.69%
Diversified Equity Fund	41.50%

For the year August 31, 2012, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	27.38%
Diversified Equity Fund	65.60%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3), the amount necessary to reduce the earnings on profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2012. Both Funds utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The amounts designated as long-term capital gains were as follows:

Core Fixed Income Fund	$186,338
Diversified Equity Fund	$157,924

Indemnification

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	27	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Indefinite Term; Since October 23, 2009	Retired; Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–present); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	27	Independent Trustee, Gottex Multi-Asset Endowment Fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives Fund complex (three closed-end investment companies); Manager, Ramius IDF Fund complex (two closed-end investment companies).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Chairperson, President and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	27	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Vice President, Treasurer and Principal Accounting Officer	Indefinite Term; Since January 10, 2008 (Vice President); Since September 10, 2008 (Treasurer)	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Secretary	Indefinite Term; Since November 15, 2005	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 38	Assistant Treasurer	Indefinite Term; Since January 10, 2008	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 30	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2012	FYE 8/31/2011
Audit Fees	$48,290	$47,700
Audit-Related Fees	0	0
Tax Fees	9,880	$9,480
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2012	FYE 8/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2012	FYE 8/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b)

under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President

Date November 5, 2012

By (Signature and Title)*	/s/ John Buckel
John Buckel, Treasurer

Date November 5, 2012

*	Print the name and title of each signing officer under his or her signature.